SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2002

(Exact name of registrant as specified in its charter)

Delaware	0-692	46-0172280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 South Dakota Avenue, Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (605) 978-2908

 Item 9. Regulation FD Disclosure

                On August 14, 2002, each of the Principal Executive Officer, Merle D. Lewis, and Principal Financial Officer, Kipp D. Orme, of Northwestern Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

                A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

Signature

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHWESTERN CORPORATION

/s/ Kurt D. Whitesel
	By:	Kurt D. Whitesel Vice President and Controller

Date: August 14, 2002

Exhibit Index

Exhibit (99.1): Statement Under Oath of Principal Executive Officer dated August 14, 2002

Exhibit (99.2): Statement Under Oath of Principal Financial Officer dated August 14, 2002